                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 12, 2003
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                               SL INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

          New Jersey                         1-4987             21-0682685
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  (State or other jurisdiction            (Commission         (IRS Employer
       of incorporation)                  File Number)       Identification No.)

520 Fellowship Road, Suite A114, Mount Laurel, New Jersey          08054
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (856) 727-1500
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         (Former name or former address, if changed since last report)

Item 5.     OTHER EVENTS AND REQUIRED FD DISCLOSURE.

            On December 12, 2003,  the  Registrant  announced  that its Board of
Directors  authorized the repurchase of up to 10% of the  outstanding  shares of the  common  stock of the  Registrant,  or  approximately  550,000  shares.  Any repurchases  would be made if and when management  considers  appropriate and in the open market or in negotiated transactions.

            For additional  information,  reference is made to the press release which  is  attached  hereto  as  Exhibit  99.1  and is  incorporated  herein  by reference.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)   Financial Statements of Business Acquired.

                  Not Applicable.

            (b)   Pro Forma Financial Information.

                  Not Applicable.

            Exhibits.

                  99.1   Press Release dated December 12, 2003.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    SL INDUSTRIES, INC.

Date:  December 15, 2003
                                               By:  /s/ David R. Nuzzo
                                                    --------------------------
                                                    David R. Nuzzo
                                                    Vice President Finance and
                                                    Administration

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                                  EXHIBIT INDEX

           Exhibit No.              Description
           -----------              -----------
              99.1                  Press Release dated December 12, 2003

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